Exhibit 10.4

Exhibit D

Lock-Up Agreement

[●], 2021
Super Group (SGHC) Limited
Kingsway House, Havilland Street
St. Peter Port, Guernsey
GYI 2QE
Attention: Sarah Imossi
Email: sarah@sghc.com

SGHC Limited
Kingsway House, Havilland Street
St. Peter Port, Guernsey
GYI 2QE
Attention: Sarah Imossi
Email: sarah@sghc.com

Sports Entertainment Acquisition Corp.
Golden Bear Plaza
11760 US Highway 1, Suite W506
North Palm Beach, FL 33408
Attention: Eric Grubman; John Collins
Email: ericgrubman@comcast.net and jcollins@seahllc.com

RE:          Lock-Up Agreement (this “Agreement”)

Ladies and Gentlemen:

Reference is made to that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of April 23, 2021, by and among Sports Entertainment Acquisition Corp., a Delaware corporation (“SEAC”), SGHC Limited, a non-cellular company limited by shares incorporated under the laws of the Island of Guernsey (the “Company”), Super Group (SGHC) Limited, a non-cellular company limited by shares incorporated under the laws of the Island of Guernsey (“NewCo”), Super Group (SGHC) Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of NewCo (“Merger Sub”), and Sports Entertainment Acquisition Holdings LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which (i) NewCo and the Company will undergo the Pre-Closing Reorganization which provides for the exchange by the Pre-Closing Holders of all existing ordinary shares of the Company for newly issued ordinary shares of NewCo and (ii) Merger Sub will merge with and into SEAC (the “Merger”), with SEAC continuing as the surviving company in the Merger, and after giving effect to the Merger, becoming a wholly-owned subsidiary of NewCo, on the terms and subject to the conditions set forth in the Business Combination Agreement (collectively, the “Business Combination”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Business Combination Agreement.

In connection with the Business Combination, and for good and valuable consideration receipt of where is hereby acknowledged, the undersigned hereby agrees as follows:
1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:
a.
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise, as defined in Rule 405 promulgated under the Securities Act of 1933, as amended.

b.	“Beneficially Own” has the meaning set forth in Rule 13d-3 promulgated under the Exchange Act.
c.	“Common Shares” means the ordinary shares of no par value of NewCo.
d.
“Controlled Entity” means, as to any Person, (a) any corporation more than fifty percent (50%) of the outstanding voting shares or stock (as applicable) of which is owned by such Person or such Person’s Family Members or Affiliates, (b) any trust, whether or not revocable, of which such Person or such Person’s Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Person or an Affiliate of such Person is the managing partner or in which such Person or such Person’s Family Members or Affiliates hold partnership interests representing at least fifty percent (50%) of such partnership’s capital and profits and (d) any limited liability company of which such Person or an Affiliate of such Person is the manager or managing member or in which such Person or such Person’s Family Members or Affiliates hold membership interests representing at least fifty percent (50%) of such limited liability company’s capital and profits.

e.	“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto, as the same shall be in effect from time to time.
f.
“Equity Securities” means, with respect to any Person, all of the shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock or equity of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock or equity of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares or equity (or such other interests), restricted stock awards, restricted stock units, equity appreciation rights, phantom equity rights, profit participation and all of the other ownership or profit interests of such Person (including partnership or member interests therein), whether voting or nonvoting.

g.
“Family Member” means with respect to any Person, such Person’s spouse, ancestors, descendants (whether by blood, marriage or adoption) or spouse of a descendant of such Person, brothers and sisters (whether by blood, marriage or adoption) and inter vivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood, marriage or adoption), brothers and sisters (whether by blood, marriage or adoption) are beneficiaries.

h.	“Founder Holders” means each of Sponsor, PJT Partners Holdings LP, a Delaware limited partnership (“PJT”), Natara Holloway and Timothy Goodell, and in each case, their Permitted Transferees.
i.
“Permitted Transferee” means with respect to any Person, (a) any Family Member of such Person, (b) any Affiliate of such Person, (c) any Affiliate of any Family Member of such Person (excluding any Affiliate under this clause (c) who operates or engages in a business which competes with the business of NewCo), (d) any Controlled Entity of such Person and (e) solely with respect to the Sponsor, any holder of Equity Securities of the Sponsor pursuant to a pro rata distribution of Lock-Up Shares to all of the holders of Equity Securities of the Sponsor.

j.	“Pre-Closing Holders” means each Person listed on Schedule I hereto, and in each case, their Permitted Transferees.
k.	“Securityholder” means a Pre-Closing Holder or Founder Holder.
l.
“Transfer” means, when used as a noun, any voluntary or involuntary transfer, sale, pledge or hypothecation or other disposition by the Transferor (whether by operation of Law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, transfers, sells, pledges or hypothecates or otherwise disposes of (whether by operation of Law or otherwise), including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings.

2.	Lock-Up.
a.
The undersigned, in its capacity as a Pre-Closing Holder or a Founder Holder, as the case may be, agrees, severally, and not jointly, not to effect any Transfer, or make a public announcement of any intention to effect such Transfer, of any Lock-Up Shares (as defined below) Beneficially Owned or otherwise held by such Person during the applicable Lock-Up Period (as defined below); provided, that such restriction on Transfers shall not apply to Transfers (i) permitted pursuant to Article 3, (ii) by any Pre-Closing Holder following the Pre-Closing Holder Lock-Up Period or (iii) by any Founder Holder following the Founder Holder Lock-Up Period.

b.
The “Pre-Closing Holder Lock-Up Period” shall be the period commencing on the Closing Date and continuing until the earliest to occur of (i) the date that is six (6) months after the Closing Date, (ii) the date on which the closing share price of Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (iii) the date on which NewCo completes a Change of Control. The “Founder Holder Lock-Up Period” shall be the period commencing on the Closing Date and continuing until the earliest to occur of (i) the date that is twelve (12) months after the Closing Date, (ii) the date on which the closing share price of Common Shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (iii) the date on which NewCo completes a Change of Control. “Lock-Up Period” means with respect to any Pre-Closing Holder (including any Person who succeeds to such Pre-Closing Holder’s rights under this Agreement pursuant to Article 3), the Pre-Closing Holder Lock-Up Period, and with respect to any Founder Holder (including any Person who succeeds to such Founder Holder’s rights under this Agreement pursuant to Article 3), the Founder Holder Lock-Up Period.

c.	“Lock-Up Shares” means the Equity Securities in NewCo held by the undersigned as of the Closing Date.
d.
During the applicable Lock-Up Period, any purported Transfer of Lock-Up Shares other than in accordance with this Agreement shall be null and void, and NewCo shall refuse to recognize any such Transfer for any purpose.

e.
The undersigned acknowledges and agrees that, notwithstanding anything to the contrary contained in this Agreement, the Equity Securities in NewCo Beneficially Owned by such Person shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC.

f.
Notwithstanding anything to the contrary contained in this Agreement or in any of the other Ancillary Agreements, the Board of NewCo shall have the authority to reduce or waive the Lock-Up Period applicable to the undersigned in its sole discretion without any action by any other party; provided, that the Board of NewCo will consider in good faith any reasonable request by a Founder Holder holding twenty-five thousand (25,000) or less Common Shares to reduce or waive the Lock-Up Period applicable to such Founder Holder promptly following such request by such Founder Holder.

3.	Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, the restrictions set forth in paragraph 2 shall not apply to:
(i) Transfers to any of the undersigned’s Permitted Transferees, upon written notice to NewCo;
(ii) in the case of an entity, (a) Transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; or (b) pursuant to a Change of Control which results in all of NewCo’s shareholders having the right to exchange their Common Shares for cash, securities or other property subsequent to the consummation of the transactions contemplated by the Business Combination Agreement;

(iii) in the case of an individual, (a) Transfers by virtue of Laws of descent and distribution upon death of the individual; (b) Transfers pursuant to a qualified domestic relations order, in connection with a divorce settlement, or as a bona fide gift or gifts or to a trust the beneficiaries of which are exclusively the undersigned or the undersigned’s Family Members; or (c) pursuant to a Change of Control which results in all of NewCo’s shareholders having the right to exchange their Common Shares for cash, securities or other property subsequent to the consummation of the transactions contemplated by the Business Combination Agreement;

(iv) transactions relating to Common Shares or other securities convertible into or exercisable or exchangeable for Common Shares acquired in open market transactions after the Closing;

(v) the exercise of stock options or warrants to purchase Common Shares or the vesting of stock awards of Common Shares and any related transfer of Common Shares to NewCo in connection therewith (x) deemed to occur upon the “cashless” or “net” exercise of such options or warrants or (y) for the purpose of paying the exercise price of such options or warrants or for paying taxes due as a result of the exercise of such options or warrants, the vesting of such options, warrants or stock awards, or as a result of the vesting of such Common Shares, it being understood that all Common Shares received upon such exercise, vesting or transfer will remain subject to the restrictions of this Agreement during the Lock-Up Period;

(vi) Transfers to NewCo to satisfy tax withholding obligations pursuant to NewCo’s equity incentive plans or arrangements;

(vii) Transfers to NewCo pursuant to any contractual arrangement in effect at the Closing that provides for the repurchase by NewCo or forfeiture of the Securityholder’s Common Shares or other securities convertible into or exercisable or exchangeable for Common Shares in connection with the termination of the Securityholder’s service to NewCo;

(viii) the entry, by the Securityholder, at any time after the Closing, of any trading plan providing for the sale of Common Shares by the Securityholder, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act, provided, however, that such plan does not provide for, or permit, the sale of any Common Shares during the Lock-Up Period and no public announcement or filing is voluntarily made or required regarding such plan during the Lock-Up Period; or

(ix) transactions to satisfy any U.S. federal, state, or local income tax obligations of the Securityholder (or its direct or indirect owners) arising from a change in the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or the U.S. Treasury Regulations promulgated thereunder (the “Regulations”) after the date on which the Business Combination Agreement was executed by the parties, and such change prevents the transactions contemplated by Business Combination Agreement from qualifying as a “reorganization” pursuant to Section 368 of the Code (and the transactions contemplated by Business Combination Agreement do not qualify for similar tax-free treatment pursuant to any successor or other provision of the Code or Regulations taking into account such changes).

provided, that in connection with any Transfer of such Lock-Up Shares pursuant to clause (iii)(b) or clause (iii)(c) above, the restrictions and obligations contained in Article 2 and this Article 3 will continue to apply to such Lock-Up Shares after any Transfer of such Lock-Up Shares. Any Transferee of Lock-Up Shares that is a Permitted Transferee of the Transferor shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering a signed joinder agreement, prepared by NewCo, whereupon such Transferee will be treated as a party (with the same rights and obligations as the Transferor) for all purposes of this Agreement.

4.	Representations and Warranties.
a.
The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

b.
The undersigned hereby represents and warrants that it now has and, except as contemplated by this Agreement, will have good and marketable title to its Lock-Up Shares, free and clear of all liens, encumbrances, and claims that could impact the ability of the undersigned to comply with the foregoing restrictions. The undersigned agrees and consents to the entry of stop transfer instructions with NewCo’s transfer agent and registrar against the transfer of any Lock-Up Shares during the applicable Lock-Up Period.

5.	Miscellaneous.
a.
Notwithstanding anything to the contrary contained herein, if the Business Combination Agreement (other than the provisions thereof that survive termination) shall terminate or be terminated prior to the Closing, the undersigned shall be released from all obligations under this Agreement. The undersigned understands that the Company, NewCo and SEAC are proceeding with the Business Combination in reliance upon this Agreement.

b.
This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

[Signature Pages Follow]

Very truly yours,

If an individual, please sign here:

Signature:

Print Name:

If a corporation, a limited partnership or other legal entity, please sign here:

Legal Name:

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Agreed and Acknowledged:

SUPER GROUP (SGHC) LIMITED

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

Schedule I

Pre-Closing Holders

Knutsson Limited
Chivers Limited
Earl Fiduciary AG as Trustees of the New Laurel Road Trust
Earl Fiduciary AG as Trustees of the Turtle Trust
Earl Fiduciary AG as Trustees of the Aquaman Trust
Earl Fiduciary AG as Trustees of the Gold Trust
Earl Fiduciary AG as Trustees of the Chase Trust
Earl Fiduciary AG as Trustees of the Leopard Trust
Earl Fiduciary AG as Trustees of the Avion Trust
Earl Fiduciary AG as Trustees of the Baroque Trust
Bellerive Trust Limited as Trustees of the Dolphin Trust
Bellerive Trust Limited as Trustees of the Panther Trust
Earl Fiduciary AG as Trustees of the Castle Trust
Bellerive Trust Limited as Trustees of the Cheetah Trust
Bellerive Trust Limited as Trustees of the Tiger Trust
Bellerive Trust Limited as Trustees of The Hamilton Trust
Timothy Whyles
Fatima Dodds
Bellerive Trust Limited as Trustees of the Agape Trust
Bellerive Trust Limited as Trustees of The Lion Head Trust
Bellerive Trust Limited as Trustees of the Quattro Trust
Bellerive Trust Limited as Trustees of the Bissett Trust
Earl Fiduciary AG as Trustees of the Great Park Trust
Bellerive Trust Limited as Trustees of the Darrock Trust
Bellerive Trust Limited as Trustees of the Ace of Clubs Trust